Net Finance Expense	12 Months Ended
Dec. 31, 2024
Net Finance Expense [Abstract]
Net finance expense

22 Net finance expense

Net finance expense includes (i) interest payable on lease liabilities and borrowings and direct issue costs; (ii) results from the daily settlements of future contracts used to protect assets and liabilities, as well as the fair value adjustments for derivative instruments that are described within Note 27 - Risk management and financial instruments, (iii) interest receivable on funds invested which is recognized in profit or loss as it accrues using effective interest method; and (iv) gains and losses associated with transactions denominated in foreign currencies.

	2024	2023	2022
Gains / (losses) from exchange rate variation (3)	138,377	57,525	415,570
Fair value adjustments on derivatives	(502,644)	82,928	(343,573)
Interest expense (1)	(1,647,112)	(1,732,928)	(1,342,486)
Interest income (2)	453,731	326,442	268,418
Bank fees and others (3)	(112,115)	(87,372)	(239,627)
	(1,669,763)	(1,353,405)	(1,241,698)

Finance income	719,370	584,216	808,612
Finance expense	(2,389,133)	(1,937,621)	(2,050,310)
	(1,669,763)	(1,353,405)	(1,241,698)

(1)	For the year ended December 31, 2024, 2023 and 2022 the amount of US$1,152,892, US$1,183,852 and US$909,942, respectively, refers to interest expenses from loans and financings.
(2)	For the year ended December 31, 2024,2023 and 2022 the amount of US$97,980, US$117,866 and US$110,677 , respectively, refers to interest income from present value adjustments. In addition, for the year ended December 31, 2024, the amount of US$182,812 (US$105,839 and US$68,478 for the year ended December 31, 2023 and 2022 respectively), refers to interest income from short-term investments.
(3)	Includes indexation for legal expenses